BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated June 14, 2013

to the Prospectus dated January 28, 2013

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” as it relates solely to the Core Portfolio is deleted in its entirety and replaced with the following:

The Core Portfolio in which the Fund invests a portion of its assets is managed by Peter Stournaras, CFA.

Name	Portfolio Manager of the Core Portfolio Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. Peter Stournaras, CFA is primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. The investment professionals responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Rick Rieder and Bob Miller. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” as it relates solely to the Core Portfolio is deleted in its entirety and replaced with the following:

The Core Portfolio in which the Fund invests the equity portion of its assets is managed by Peter Stournaras, CFA.

Core Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core Portfolio.	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Shareholders should retain this Supplement for future reference.

PRO-10044-0613SUP